EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Portland General Electric Company ("Company") with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, the undersigned director of the Company hereby constitutes and appoints Douglas R. Nichols and Kirk M. Stevens, and each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and any regulatory authority, granting unto each above-named individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the acts said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Effective as of March 10, 2005.

/s/ Corbin A. McNeill, Jr.
Corbin A. McNeill, Jr.

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Portland General Electric Company ("Company") with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, the undersigned director of the Company hereby constitutes and appoints Douglas R. Nichols and Kirk M. Stevens, and each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and any regulatory authority, granting unto each above-named individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the acts said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Effective as of March 10, 2005.

/s/ Robert S. Bingham
Robert S. Bingham

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Portland General Electric Company ("Company") with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, the undersigned director of the Company hereby constitutes and appoints Douglas R. Nichols and Kirk M. Stevens, and each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and any regulatory authority, granting unto each above-named individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the acts said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Effective as of March 10, 2005.

/s/ Raymond S. Troubh
Raymond S. Troubh

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Portland General Electric Company ("Company") with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, the undersigned director of the Company hereby constitutes and appoints Douglas R. Nichols and Kirk M. Stevens, and each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and any regulatory authority, granting unto each above-named individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the acts said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Effective as of March 10, 2005.

/s/ Robert H. Walls, Jr.
Robert H. Walls, Jr.

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Portland General Electric Company ("Company") with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, the undersigned director of the Company hereby constitutes and appoints Douglas R. Nichols and Kirk M. Stevens, and each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and any regulatory authority, granting unto each above-named individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the acts said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Effective as of March 10, 2005.

/s/ John W. Ballantine
John W. Ballantine